UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-4626

                          Tax-Free Trust or Oregon
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	9/30

				Date of reporting period:	9/30/09

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS



ANNUAL
REPORT

SEPTEMBER 30, 2009

                                TAX-FREE TRUST OF
                                     OREGON

                          A TAX-FREE INCOME INVESTMENT

                           [LOGO OF TAX-FREE TRUST OF
                         OREGON: A SQUARE WITH TWO PINE
                          TREES IN FRONT OF A MOUNTAIN]

[LOGO OF AQUILA
GROUP OF FUNDS:
AN EAGLE'S HEAD]            AQUILA GROUP OF FUNDS (R)

               SERVING OREGON INVESTORS FOR MORE THAN TWO DECADES

                            TAX-FREE TRUST OF OREGON

                       "SOME COMFORT IN UNSETTLING TIMES"

                                                                  November, 2009

Dear Fellow Shareholder:

      We know it. And, you know it too. The United States has seen better economic days.

      Like it or not, unpleasant market cycles do occur periodically. This tends to distract some people's focus from the longer-term objective that influenced their investment decision in the first place.

      Our shareholder and financial professional surveys have consistently indicated over the years that the original investment objective and decision for investors in Tax-Free Trust of Oregon, has generally been aligned with the Trust's objective: to seek as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

      How does the Trust seek to fulfill its and your investment objective?

      Perhaps the single most significant matter we wish to emphasize is the element of professional management that we have continually sought to bring to bear on your behalf. The job of investment managers is to be keen observers of the scene, setting aside emotions. This is particularly true in the constantly changing environment that exists today. One must make every effort to be as objective as possible, adjusting the portfolio of investments as necessary, to try to be of most benefit to shareholders.

      Management of Tax-Free Trust of Oregon and its municipal bond portfolio management team believe that when you are dealing with investments, quality counts.

      As you may recall, there are nine separate credit ratings assignable to municipal securities, ranging from the most conservative to the highly speculative. For protection of investors' capital, the Trust intentionally limits its purchases to securities rated (or, if unrated, deemed by the Investment Sub-Adviser to be) investment grade quality - that is rated within the four highest credit ratings: AAA, AA, A, and BBB.

                         NOT A PART OF THE ANNUAL REPORT

      In general, the higher the quality rating of a municipal security, the greater or more reliable the cash flow there is for the municipality to cover interest and principal payments when due on the security. While exaggerated price changes may occur in emotionally charged securities markets, they normally are not reflective of a municipal issuer's capability to pay interest and principal in a timely manner on any particular security. It is the cash flow and solidness of the municipal issuer that count - and this is reflected in the quality level of the credit rating.

      We can assure you that the Trust's portfolio management team pays considerable attention to this factor before any security is purchased for the portfolio as well as in conducting continuing analysis and evaluation with each and every security once it is a part of the Trust's investment portfolio. It is additionally important for you to know that, with any insured securities, our portfolio management team has always sought to look beyond the insurance to the credit quality of the underlying issuer rather than relying upon any insurance.

      We fully recognize that the current times can be unsettling. However, we hope that you are comforted to know that we believe you have a knowledgeable team of financial experts, which has continually sought to carefully choose the securities in the Trust's portfolio and seeks to continuously monitor your investment in Tax-Free Trust of Oregon.

                                   Sincerely,

/s/ Lacy B. Herrmann                    /s/ Diana P. Herrmann

Lacy B. Herrmann                        Diana P. Herrmann
Founder and Chairman Emeritus           Vice Chair and President

                        NOT A PART OF THE ANNUAL REPORT

[LOGO OF TAX-FREE TRUST OF
OREGON: A SQUARE WITH TWO PINE
TREES IN FRONT OF A MOUNTAIN]

               SERVING OREGON INVESTORS FOR MORE THAN TWO DECADES
                            TAX-FREE TRUST OF OREGON
                                 ANNUAL REPORT
                             MANAGEMENT DISCUSSION

      In last year's Annual Report we likened the U.S financial system to that of a patient in intensive care. The body trying to fight off the disease that is spreading, and as it does so, the body convulses, settles for a time and then convulses again. At that time we did not imagine the extreme measures the Federal Government would need to undertake in order to reestablish calm and begin to move the economy ahead again. We avoided a near depression and financial sector meltdown with massive monetary, fiscal stimulus and bank bailouts. In less than 60 days after being sworn in as President, President Barack Obama signed the American Recovery and Reinvestment Act of 2009 (Act of
2009), a record stimulus package designed to kick start the economy. The financial crisis produced the worst economic downturn since the 1930s. Today, the housing market remains weak, the consumer heavily indebted, and jobs are tough to find, yet the markets seem to be anticipating better times ahead as the various markets have generally continued to rebound from their lows.

      The municipal market worked its way through the recessionary environment stumbling through 2008 as the market struggled considerably to find any supply/demand equilibrium. The fourth quarter of 2008 was extremely difficult for the municipal market as selling pressure came from leveraged arbitrageurs hurt by a breakdown of their hedging strategies. Credit spreads (i.e. the yield difference between higher and lower-quality bonds) continued to widen over fears on the impact a slowing economy would have on the lower rated municipal issuers. High-yield funds were hit hard by tax-loss selling and flight-to-quality liquidations, forcing them to sell into an ever weakening market. The broker-dealer community continued to shrink and those who remained were beset with balance sheet problems. This combination of heavy selling pressure, fewer market participants and reduced liquidity drove municipal yields higher on both an absolute and relative basis. Ratios to comparable-maturity Treasury bonds skyrocketed to far over 100% late in 2008 as Treasuries became the investment vehicle of choice.

      After calendar year end, market dynamics improved tremendously. The sellers from the fourth quarter 2008 seemed to have been satisfied and ratios to Treasuries and absolute yields attracted crossover buyers and steady retail demand sparked a strong reversal. Investors dissatisfied with money market yields and willing to assume additional risk, poured monies into tax-exempt bond funds at a record pace. Meanwhile, a program that came from the Act of 2009, Build America Bonds (BABS), diverted long-end new issue supply to the taxable market. The BABS program provides a 35% subsidy to municipal issuers who issue bonds in the taxable market. The BABS program was designed to create another market for municipal issuers. The implementation of the program was helped by the steepness of the yield curve and the long held view that municipal credits are systematically underrated vs. their corporate counterparts. Prior to the current credit crisis, Moody's and Fitch were on the verge of transitioning their municipal ratings to a global scale rating which would have resulted in rating upgrades of several notches for a large number of municipal credits.

      The momentum from the first quarter carried over into the second quarter as yields were attractive to the more traditional municipal bond investors looking for income. Mutual fund flows were extremely strong perhaps reflecting the 1) dissatisfaction with money fund yields, 2) demand for professional credit monitoring and surveillance, and 3) desire for better liquidity. The BABS program began to be widely accepted by the taxable community and continued to offer issuers better net costs than did issuing bonds in the tax-exempt market. The advantage was particularly evident in bonds with maturities approximately 20 years and longer.

      Returns for third quarter 2009 were robust and among the best in recent memory. Buying interest moved steadily longer as the quarter progressed. When returns in the high quality market seemed to slow down, the lower rated market picked up and credit spreads narrowed significantly. The enormity of the reversal in the municipal market since year end 2008 is striking. Most nominal high-grade yields are now at multi-decade lows. Although upturns in municipal credit quality typically lag the rest of the economy, investor's appetite for risk seems to be improving. However, given the experience of the last year, we believe credit spreads will stay wider than historical norms. The ratios to Treasuries have now generally recovered to relationships that existed pre-credit crisis

      Throughout this volatile period of time, we have diligently sought to stay on top of the credit strength of the municipal issuers held in the portfolio. Whereas there were considerable rating changes in the period due to essentially the demise of the municipal insurance business, we remain confident that the underlying credit of the portfolio is of very high quality.

      The total net assets of Tax-Free Trust of Oregon were $476,495,533 as of the end of the fiscal year on September 30, 2009. This compared with $399,746,684 on September 30, 2008.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Trust of Oregon for the 10-year period ended September 30, 2009 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (the "Barclays Capital Index") (formerly known as the Lehman Brothers Quality Intermediate Municipal Bond Index) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance for the limited number of states in which the Tax-Free Trust of Oregon may invest..

[Graphic of a line chart with the following information:]

                              TFTO                   TFTO
           Cost of    Trusts Class A Shares  Trust Class A Shares    Barclays
        Living Index     no sales charge       with sales charge   Capital Index
9/99       10,000            10,000                  9,600            10,000
9/00       10,345            10,530                 10,106            10,533
9/01       10,619            11,484                 11,023            11,535
9/02       10,780            12,447                 11,947            12,489
9/03       11,030            12,785                 12,271            13,012
9/04       11,310            13,512                 12,969            13,408
9/05       11,840            13,903                 13,344            13,655
9/06       12,085            14,350                 13,774            14,139
9/07       12,418            14,623                 14,035            14,664
9/08       13,031            14,646                 14,057            15,085
9/09       12,863            16,409                 15,750            16,776

                                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                                               FOR PERIODS ENDED SEPTEMBER 30, 2009
                                                                            ------------------------------------------
                                                                                                               SINCE
                                                                            1 YEAR    5 YEARS    10 YEARS    INCEPTION
                                                                            ------    -------    --------    ---------
Class A (commenced operations on 6/16/86)
  With Maximum Sales Charge ............................................      9.20%    3.21%       4.65%       5.74%
  Without Sales Charge .................................................     13.74     4.06        5.08        5.93
Class C (commenced operations on 4/5/96)
  With CDSC ............................................................     11.76     3.18        4.18        4.16
  Without CDSC .........................................................     12.79     3.18        4.18        4.16
Class Y (commenced operations on 4/5/96)
  No Sales Charge ......................................................     13.92     4.22        5.23        5.20
Barclays Capital Index .................................................     11.23     4.58        5.31        5.98* (Class A)
                                                                                                               5.27  (Class C&Y)

* From commencement of the index on 1/1/87.

Total return figures shown for the Trust reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class's income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tax-Free Trust of Oregon:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Free Trust of Oregon as of September 30, 2009 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Trust of Oregon as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 23, 2009

                            TAX-FREE TRUST OF OREGON
                             SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 2009

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON GENERAL OBLIGATION BONDS (42.8%)              (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               Bend, Oregon Transportation Highway System
                     (National Public Finance Guarantee Insured)
$ 1,135,000    5.300%, 09/01/17 ..........................................     A1/NR       $  1,165,622
               Benton and Linn Counties, Oregon School District #509J
                     (Financial Security Assurance Insured)
  4,670,000    5.000%, 06/01/21 pre-refunded .............................    Aa2/NR**        5,291,997
               Chemeketa, Oregon Community College District
                     (Financial Guaranty Insurance Corporation Insured)
  1,385,000    5.500%, 06/01/14 Escrowed to Maturity .....................     NR/NR*         1,595,437
               Chemeketa, Oregon Community College District
                     (State School Guaranty Program)
  1,235,000    5.000%, 06/15/25 ..........................................     NR/AA          1,388,535
  1,540,000    5.000%, 06/15/26 ..........................................     NR/AA          1,722,813
               City of Lake Oswego, Oregon Series A
  3,500,000    4.500%, 12/01/34 ..........................................    Aa1/AAA         3,619,000
               Clackamas, Oregon Community College District
                     (National Public Finance Guarantee  Insured)
  1,535,000    5.000%, 05/01/25 ..........................................     A1/AA-         1,672,858
               Clackamas County, Oregon School District #12
                     (North Clackamas) Convertible Capital Appreciation
                     Bonds (Financial Security Assurance Insured) ( School
                     Bond Guaranty Program) (converts to a 5% coupon
                     on 06/15/11)
  6,000,000    zero coupon, 06/15/27 Series B ............................    Aa2/AAA         5,947,800
  9,250,000    zero coupon, 06/15/29 .....................................    Aa2/AAA         9,075,915
               Clackamas County, Oregon School District #46
                     (Oregon Trail) (School Bond Guaranty Program)
  1,865,000    5.000%, 06/15/28 Series A .................................     NR/AA          2,049,728
  1,800,000    5.000%, 06/15/29 Series A .................................     NR/AA          1,970,640
  2,000,000    4.500%, 06/15/30 ..........................................    Aa2/AAA         2,073,620
  3,115,000    4.750%, 06/15/31 ..........................................    Aa2/AAA         3,274,581
               Clackamas County, Oregon School District No. 46,
                     (Oregon Trail) Series A
  2,000,000    5.000%, 06/15/32 ..........................................     NR/AA          2,152,640
  3,780,000    4.750%, 06/15/32 ..........................................     NR/AA          3,980,907

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON GENERAL OBLIGATION BONDS (CONTINUED)          (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               Clackamas County, Oregon School District #62
                     (Oregon City) (State School Bond Guaranty Program)
$ 1,055,000    5.500%, 06/15/20 pre-refunded .............................    Aa2/AAA      $  1,092,642
               Clackamas County, Oregon School District #86
                     (Canby) (Financial Security Assurance Insured)
  2,240,000    5.000%, 06/15/19 ..........................................    Aa2/AAA         2,466,643
               Clackamas County, Oregon School District #108
                     (Estacada) (Financial Security Assurance Insured)
  1,295,000    5.375%, 06/15/17 pre-refunded .............................    Aa3/AAA         1,398,160
  2,000,000    5.000%, 06/15/25 pre-refunded .............................    Aa3/AAA         2,146,700
               Clackamas County, Oregon School District #115
                     (Gladstone) (National Public Finance Guarantee
                     Insured) (State School Bond Guaranty Program)
  5,000,000    zero coupon, 06/15/27 .....................................    Baa1/AA         2,220,650
               Clackamas County, Oregon Tax Allocation
    705,000    6.500%, 05/01/20 ..........................................     NR/NR*           705,275
               Clackamas & Washington Counties, Oregon School
                     District No. 003 (West Linn-Wilsonville) (School
                     Bond Guaranty Program)
    500,000    5.000%, 06/15/34 ..........................................     Aa2/AA           546,130
               Clackamas & Washington Counties, Oregon School
                     District #3J (West Linn - Wilsonville) (State School
                     Bond Guaranty Program)
  2,000,000    4.500%, 06/15/29 ..........................................     Aa2/AA         2,152,900
  2,000,000    4.750%, 06/15/32 ..........................................     Aa2/AA         2,162,880
  3,000,000    5.000%, 06/15/33 ..........................................     Aa2/AA         3,284,400
               Columbia County, Oregon School District #502
                     (National Public Finance Guarantee-Financial
                     Guaranty Insurance Corporation Insured)
  2,070,000    zero coupon, 06/01/15 .....................................      A2/A          1,772,727
  2,260,000    5.000%, 12/01/16 ..........................................    Aa3/NR**        2,439,625
               Deschutes County, Oregon Administrative School
                     District #1 (Bend-LaPine) (Financial Security
                     Assurance Insured)
  1,300,000    5.500%, 06/15/16 pre-refunded .............................    Aa2/NR**        1,405,144
  1,355,000    5.500%, 06/15/18 pre-refunded .............................    Aa2/NR**        1,464,592
  3,000,000    5.125%, 06/15/21 pre-refunded .............................    Aa2/NR**        3,223,710

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON GENERAL OBLIGATION BONDS (CONTINUED)          (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               Deschutes County, Oregon School District #6
                     (Sisters) (Financial Security Assurance Insured)
$ 1,735,000    5.250%, 06/15/19 ..........................................    Aa3/AAA      $  2,101,848
  1,030,000    5.250%, 06/15/21 ..........................................    Aa3/AAA         1,258,258
               Deschutes and Jefferson Counties, Oregon School
                     District #02J (Redmond) (National Public Finance
                     Guarantee-Financial Guaranty Insurance
                     Corporation Insured)
  1,000,000    5.000%, 06/15/21 ..........................................     Aa2/NR         1,086,010
  2,330,000    zero coupon, 06/15/22 .....................................     Aa2/NR         1,388,424
               Deschutes and Jefferson Counties, Oregon School
                     District #02J (Redmond) (School Bond Guaranty
                     Program)
  1,025,000    zero coupon, 06/15/23 .....................................     Aa2/NR           585,593
  2,775,000    zero coupon, 06/15/29 .....................................     Aa2/NR         1,133,116
  5,000,000    6.000%, 06/15/31 ..........................................     Aa2/NR         5,896,900
               Douglas County, Oregon School District ....................      #116
                     (Winston-Dillard) (State School Bond Guaranty
                     Program)
  1,020,000    5.625%, 06/15/20 pre-refunded .............................     NR/AA          1,057,648
               Gresham, Oregon (Financial Security Assurance Insured)
  1,155,000    5.375%, 06/01/18 ..........................................    Aa3/NR**        1,234,233
               Jackson County, Oregon School District #4
                     (Phoenix-Talent) (Financial Security Assurance
                     Insured)
  1,395,000    5.500%, 06/15/18 pre-refunded .............................    Aa3/AAA         1,510,297
               Jackson County, Oregon School District #9 (Eagle Point)
                     (National Public Finance Guarantee Insured)
  2,080,000    5.500%, 06/15/15 ..........................................     Aa2/NR         2,385,406
  1,445,000    5.500%, 06/15/16 ..........................................     Aa2/NR         1,670,145
               Jackson County, Oregon School District #9 (Eagle Point)
                     (State School Bond Guaranty Program)
  1,120,000    5.625%, 06/15/17 pre-refunded .............................     Aa2/NR         1,214,931
  1,880,000    5.000%, 06/15/21 pre-refunded .............................     Aa2/NR         2,019,571
               Jackson County, Oregon School District #549 (Medford)
                     (State School Bond Guaranty Program)
  1,750,000    5.000%, 06/15/12 ..........................................     Aa2/NR         1,923,810

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON GENERAL OBLIGATION BONDS (CONTINUED)          (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               Jackson County, Oregon School District #549C
                     (Medford) (Financial Security Assurance Insured)
$ 2,000,000    4.750%, 12/15/29 ..........................................    Aa2/AAA      $  2,128,260
  3,000,000    5.000%, 12/15/32 ..........................................    Aa2/AAA         3,209,850
               Jackson County, Oregon School District #549C
                     (Medford) (School Board Guaranty)
  1,000,000    4.625%, 06/15/27 ..........................................     Aa2/AA         1,062,830
  1,000,000    4.625%, 06/15/30 ..........................................     Aa2/AA         1,049,210
  1,000,000    5.000%, 06/15/33 ..........................................     Aa2/AA         1,072,010
               Jefferson County, Oregon School District #509
                     (National Public Finance Guarantee-Financial
                     Guaranty Insurance Corporation Insured)
  1,215,000    5.250%, 06/15/14 ..........................................     NR/AA          1,314,715
  1,025,000    5.250%, 06/15/17 ..........................................     NR/AA          1,093,819
               Josephine County, Oregon Three Rivers School District
                     (Financial Security Assurance Insured)
  1,780,000    5.250%, 06/15/18 pre-refunded .............................    Aa2/NR**        1,918,057
               Keizer, Oregon
  2,500,000    5.200%, 06/01/31 ..........................................     A3/NR          2,604,150
               Lane County, Oregon School District #19 (Springfield)
                     (Financial Security Assurance Insured)
  3,425,000    zero coupon, 06/15/29 .....................................     Aa2/NR         1,277,662
               Lane County, Oregon School District #40 (Creswell)
                     (State School Bond Guaranty Program)
  1,430,000    5.375%, 06/15/20 pre-refunded .............................     NR/AA          1,480,307
               Linn County, Oregon School District #7 (Harrisburg)
                     (State School Bond Guaranty Program)
  1,660,000    5.500%, 06/15/19 pre-refunded .............................     NR/AA          1,719,826
               Linn County, Oregon School District #9 (Lebanon)
                     (Financial Guaranty Insurance Corporation Insured)
                     (State School Bond Guaranty Program)
  3,000,000    5.600%, 06/15/30 pre-refunded .............................     NR/AA          3,450,900
               Linn County, Oregon School District #9 (Lebanon)
                     (National Public Finance Guarantee Insured)
                     (State School Bond Guaranty Program)
  2,500,000    5.000%, 06/15/30 ..........................................    Baa1/AA         2,555,250

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON GENERAL OBLIGATION BONDS (CONTINUED)          (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               Metro, Oregon
$ 1,100,000    5.000%, 06/01/18 ..........................................    Aaa/AAA      $  1,293,842
               Morrow County, Oregon School District #1 (Financial
                     Security Assurance Insured)
  1,710,000    5.250%, 06/15/19 ..........................................    Aa3/AAA         2,071,562
               Multnomah County, Oregon School District #7
                     (Reynolds) (State School Bond Guaranty Program)
    500,000    5.625%, 06/15/17 pre-refunded .............................     Aa2/AA           541,935
  2,375,000    5.125%, 06/15/19 pre-refunded .............................     Aa2/AA         2,554,218
               Multnomah and Clackamas Counties, Oregon School
                     District #10 (Gresham-Barlow) (Financial Security
                     Assurance Insured)
  1,500,000    5.500%, 06/15/18 pre-refunded .............................    Aa3/AAA         1,622,640
  4,275,000    5.250%, 06/15/19 ..........................................    Aa2/AAA         5,178,906
  2,650,000    5.000%, 06/15/21 pre-refunded .............................    Aa3/AAA         2,844,378
               Multnomah and Clackamas Counties, Oregon School
                     District #28JT (Centennial) (Financial Security
                     Assurance Insured)
  2,680,000    5.250%, 12/15/18 ..........................................    Aa3/NR**        3,121,450
               Multnomah and Clackamas Counties, Oregon School
                     District #51J (Riverdale) (State School Bond
                     Guaranty Program)
  1,250,000    zero coupon, 06/15/31 .....................................     NR/AA            458,200
  1,300,000    zero coupon, 06/15/32 .....................................     NR/AA            451,958
  1,325,000    zero coupon, 06/15/33 .....................................     NR/AA            435,647
  1,365,000    zero coupon, 06/15/34 .....................................     NR/AA            424,105
               Oregon  Coast Community College District (National
                     Public Finance Guarantee Insured) (State School
                     Bond Guaranty Program)
  1,590,000    5.250%, 06/15/17 ..........................................     Aa2/NR         1,771,292
               Pacific City, Oregon Joint Water - Sanitary Authority
  1,830,000    4.800%, 07/01/27 ..........................................     NR/NR*         1,855,858
               Polk, Marion & Benton Counties, Oregon School
                     District #13J (Central) (Financial Security
                     Assurance Insured)
  1,520,000    5.000%, 06/15/21 ..........................................    Aa3/AAA         1,712,964

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON GENERAL OBLIGATION BONDS (CONTINUED)          (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               Polk Marion & Benton Counties, Oregon School
                     District No. 13J  (Central) Series B (State School
                     Bond Guaranty Program)
$ 5,650,000    zero coupon, 06/15/32 .....................................     NR/AA       $  1,951,284
               Portland, Oregon
  1,000,000    4.600%, 06/01/14 ..........................................     Aaa/NR         1,020,000
  2,975,000    zero coupon, 06/01/15 .....................................     Aa1/NR         2,523,722
  9,050,000    4.350%, 06/01/23 ..........................................     Aa1/NR         9,460,146
               Portland, Oregon Community College District
                     (Financial Guaranty Insurance Corporation Insured)
  1,395,000    5.000%, 06/01/17 pre-refunded .............................     Aa2/AA         1,494,994
               Redmond, Oregon Terminal Expansion Project
    500,000    5.000%, 06/01/34 ..........................................     A3/NR            506,080
               City of Salem, Oregon
  1,750,000    5.000%, 06/01/29 ..........................................     A1/AA-         1,891,855
               Salem-Keizer, Oregon School District #24J (Financial
                     Security Assurance Insured)
  1,000,000    5.000%, 06/15/19 ..........................................    Aa2/AAA         1,102,590
               Salem-Keizer, Oregon School District #24J (State
                     School Bond Guaranty Program)
  4,000,000    zero coupon, 06/15/28 .....................................     Aa2/AA         1,760,040
  3,090,000    zero coupon, 06/15/29 .....................................     Aa2/AA         1,273,945
  3,500,000    zero coupon, 06/15/30 .....................................     Aa2/AA         1,360,100
               Southwestern Oregon Community College District
                     (National Public Finance Guarantee Insured)
  1,120,000    6.000%, 06/01/25 pre-refunded .............................      NR/A          1,160,253
               State of Oregon
    500,000    6.000%, 10/01/29 ..........................................     Aa2/AA           587,260
               State of Oregon Board of Higher Education
    820,000    zero coupon, 08/01/16 .....................................     Aa2/AA           658,107
  2,000,000    5.000%, 08/01/21 ..........................................     Aa2/AA         2,221,180
    500,000    5.750%, 08/01/29 Series A .................................     Aa2/AA           579,790
  1,000,000    5.000%, 08/01/34 ..........................................     Aa2/AA         1,084,500
  1,000,000    5.000%, 08/01/38 ..........................................     Aa2/AA         1,079,840
               State of Oregon Elderly and Disabled Housing
     25,000    6.250%, 08/01/13 ..........................................     Aa2/AA            25,096

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON GENERAL OBLIGATION BONDS (CONTINUED)          (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               State of Oregon Veterans' Welfare
$   555,000    5.200%, 10/01/18 ..........................................     Aa2/AA      $    558,447
    550,000    4.800%, 12/01/22 ..........................................     Aa2/AA           571,753
    400,000    4.900%, 12/01/26 ..........................................     Aa2/AA           411,340
               The Dalles, Oregon
    230,000    4.000%, 06/01/20 ..........................................     NR/A+            244,345
    155,000    4.000%, 06/01/21 ..........................................     NR/A+            163,824
    130,000    4.125%, 06/01/22 ..........................................     NR/A+            138,115
    100,000    4.200%, 06/01/23 ..........................................     NR/A+            106,647
               Wasco County, Oregon School District #12
                     (The Dalles) (Financial Security Assurance Insured)
  1,135,000    6.000%, 06/15/15 pre-refunded .............................    Aa3/AAA         1,179,844
  1,400,000    5.500%, 06/15/17 ..........................................    Aa3/AAA         1,693,370
  1,790,000    5.500%, 06/15/20 ..........................................    Aa3/AAA         2,211,509
               Washington County, Oregon
  2,465,000    5.000%, 06/01/23 ..........................................     Aa2/NR         2,787,964
               Washington County, Oregon School District #15
                     (Forest Grove) (Financial Security Assurance Insured)
  1,760,000    5.375%, 06/15/16 pre-refunded .............................    Aa2/NR**        1,900,202
  2,000,000    5.000%, 06/15/21 pre-refunded .............................    Aa2/NR**        2,146,700
               Washington County, Oregon School District #48J
                     (Beaverton) (Assured Guaranty Corporation Insured)
  1,280,000    5.000%, 06/01/31 ..........................................    Aa2/AAA         1,391,245
  1,000,000    5.125%, 06/01/36 ..........................................    Aa2/AAA         1,076,860
               Yamhill County, Oregon School District #40
                     (McMinnville) (Financial Security Assurance Insured)
  1,375,000    5.000%, 06/15/22 ..........................................    Aa2/NR**        1,503,301
                                                                                           ------------
               Total General Obligation Bonds ............................                  204,032,510
                                                                                           ------------

               STATE OF OREGON REVENUE BONDS (51.7%)
               -----------------------------------------------------------
               AIRPORT REVENUE BONDS (0.5%)
               Jackson County, Oregon Airport Revenue (Syncora
                     Guarantee Inc.)
    750,000    5.250%, 12/01/32 ..........................................    Baa1/NR           745,965
               Redmond, Oregon Airport Revenue
    550,000    6.000%, 06/01/34 ..........................................    Baa3/NR           558,806
    825,000    6.250%, 06/01/39 ..........................................    Baa3/NR           832,648
                                                                                           ------------
               Total Airport Revenue Bonds ...............................                    2,137,419
                                                                                           ------------

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON REVENUE BONDS (CONTINUED)                     (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               CERTIFICATES OF PARTICIPATION REVENUE BONDS (5.1%)
               Oregon State Department of Administration Services
$ 5,000,000    5.125%, 05/01/33 ..........................................    Aa3/AA-      $  5,353,150
               Oregon State Department of Administration Services
                     (AMBAC Indemnity Corporation Insured)
    500,000    5.375%, 05/01/14 ..........................................    Aa3/AA-           534,060
               Oregon State Department of Administrative Services
                     (National Public Finance Guarantee-Financial
                     Guaranty Insurance Corporation Insured)
  2,000,000    5.000%, 11/01/20 ..........................................    Aa3/AA-         2,194,880
  2,660,000    5.000%, 11/01/23 ..........................................    Aa3/AA-         2,914,961
  2,945,000    5.000%, 11/01/24 ..........................................    Aa3/AA-         3,211,846
  1,475,000    5.000%, 11/01/26 ..........................................    Aa3/AA-         1,592,366
  3,880,000    5.000%, 11/01/27 ..........................................    Aa3/AA-         4,168,750
               Oregon State Department of Administrative Services
                     (Financial Security Assurance Insured)
  2,280,000    4.500%, 11/01/32 ..........................................    Aa3/AAA         2,327,926
  1,645,000    4.750%, 05/01/33 ..........................................    Aa3/AAA         1,736,182
                                                                                           ------------
               Total Certificates of Participation Revenue Bonds .........                   24,034,121
                                                                                           ------------

               DEVELOPMENT REVENUE BONDS (1.2%)
               Oregon State Bond Bank Revenue, Oregon Economic
                     & Community Development Series A
    250,000    4.750%, 01/01/34 ..........................................    Aa3/AA+           260,230
               Portland, Oregon Economic Development
                     (Broadway Project)
  5,000,000    6.500%, 04/01/35 ..........................................     A2/A+          5,572,150
                                                                                           ------------
               Total Development Revenue Bonds ...........................                    5,832,380
                                                                                           ------------

               HOSPITAL REVENUE BONDS (9.4%)
               Clackamas County, Oregon Hospital Facilities
                     Authority (Legacy Health System)
  2,000,000    5.250%, 02/15/17 ..........................................     A2/A+          2,030,160
  2,980,000    5.250%, 02/15/18 ..........................................     A2/A+          3,022,763
  4,025,000    5.250%, 05/01/21 ..........................................     A2/A+          4,106,224
               Clackamas County, Oregon Hospital Facilities
                     Authority (Legacy Health System) (National Public
                     Finance Guarantee Insured)
  2,650,000    4.750%, 02/15/11 ..........................................      A2/A          2,692,108

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON REVENUE BONDS (CONTINUED)                     (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               HOSPITAL REVENUE BONDS (CONTINUED)
               Clackamas County, Oregon Hospital Facility
                     Authority (Legacy Health System) Series A
$   750,000    5.500%, 07/15/35 ..........................................     A2/A+       $    801,397
               Deschutes County, Oregon Hospital Facilities
                     Authority (Cascade Health)
  2,000,000    5.600%, 01/01/27 pre-refunded .............................     A3/NR          2,206,440
  3,500,000    8.000%, 01/01/28 ..........................................     A3/NR          4,211,305
  3,000,000    5.600%, 01/01/32 pre-refunded .............................     A3/NR          3,309,660
               Deschutes County, Oregon Hospital Facilities
                     Authority (Cascade Health) (AMBAC Insured)
  3,250,000    5.375%, 01/01/35 ..........................................     A3/NR          3,283,962
               Klamath Falls, Oregon Inter Community Hospital (Merle
                     West) (Assured Guaranty Corporation Insured)
  4,000,000    5.000%, 09/01/36 ..........................................    NR/AAA**        3,812,280
               Medford, Oregon Hospital Facilities Authority
                     (National Public Finance Guarantee  Insured)
    345,000    5.000%, 08/15/18 ..........................................     Baa1/A           345,538
               Multnomah County, Oregon Hospital Facilities
                     Authority (Adventist Health/West)
    500,000    5.000%, 09/01/21 ..........................................      NR/A            530,040
  2,000,000    5.125%, 09/01/40 ..........................................      NR/A          2,061,820
               Multnomah County, Oregon Hospital Facilities
                     Authority (Providence Health System)
  1,390,000    5.250%, 10/01/22 ..........................................     Aa2/AA         1,476,917
               Multnomah County, Oregon Hospital Facilities
                     Authority (Terwilliger Plaza Project)
  1,250,000    5.250%, 12/01/36 ..........................................     NR/NR*         1,078,762
               Oregon Health Sciences University Series B (National
                     Public Finance Guarantee Insured)
  1,400,000    5.250%, 07/01/15 ..........................................      A2/A          1,400,294
               Salem, Oregon Hospital Facility Authority
                     (Salem Hospital)
  2,000,000    5.750%, 08/15/23 ..........................................    NR/A+***        2,170,260
  3,300,000    4.500%, 08/15/30 ..........................................    NR/A+***        3,093,420

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON REVENUE BONDS (CONTINUED)                     (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               HOSPITAL REVENUE BONDS (CONTINUED)
               State of Oregon Health Housing Educational and
                     Cultural Facilities Authority (Peacehealth) (AMBAC
                     Indemnity Corporation Insured)
$ 1,835,000    5.250%, 11/15/17 ..........................................    NR/AA-**     $  1,923,300
  1,430,000    5.000%, 11/15/32 ..........................................    NR/AA-**        1,443,042
                                                                                           ------------
               Total Hospital Revenue Bonds ..............................                   44,999,692
                                                                                           ------------

               HOUSING, EDUCATIONAL, AND CULTURAL REVENUE
                     BONDS (8.9%)
               Forest Grove, Oregon Campus Improvement
                     (Pacific University Project)
  1,500,000    6.000%, 05/01/30 ..........................................     NR/BBB         1,535,955
               Forest Grove, Oregon (Pacific University) (Radian
                     Insured)
  4,000,000    5.000%, 05/01/22 ..........................................     NR/BBB         3,897,880
               Forest Grove, Oregon Student Housing (Oak Tree
                     Foundation)
  5,750,000    5.500%, 03/01/37 ..........................................     NR/NR*         4,604,600
               Oregon Health Sciences University (National Public
                     Finance Guarantee Insured)
 11,550,000    zero coupon, 07/01/21 .....................................      A2/A          6,084,425
  2,890,000    5.250%, 07/01/22 ..........................................      A2/A          2,924,044
               Oregon Health & Science University Series A
  5,000,000    5.750%, 07/01/39 ..........................................    A2/BBB+         5,442,800
               Oregon State Facilities Authority (Linfield College)
  2,115,000    5.000%, 10/01/25 ..........................................    Baa1/NR         2,073,927
               Oregon State Facilities Authority Revenue (University
                     of Portland)
  5,000,000    5.000%, 04/01/32 ..........................................    NR/BBB+         5,051,650
               Oregon State Facilities Authority Revenue (Willamette
                     University)
  5,000,000    5.000%, 10/01/32 ..........................................      NR/A          5,026,150
               State of Oregon Housing and Community Services
     40,000    6.700%, 07/01/13 ..........................................     Aa2/NR            40,072
    220,000    6.000%, 07/01/20 ..........................................     Aa2/NR           224,545
  2,495,000    4.650%, 07/01/25 ..........................................     Aa2/NR         2,531,227

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON REVENUE BONDS (CONTINUED)                     (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               HOUSING, EDUCATIONAL, AND CULTURAL REVENUE
                     BONDS (CONTINUED)
               State of Oregon Housing and Community Services
                     (continued)
$   650,000    5.400%, 07/01/27 ..........................................     Aa2/NR      $    657,521
  2,000,000    5.350%, 07/01/30 ..........................................     Aa2/NR         2,087,800
                                                                                           ------------
               Total Housing, Educational, and Cultural Revenue Bonds ....                   42,182,596
                                                                                           ------------

               TRANSPORTATION REVENUE BONDS (5.6%)
               Oregon St. Department Transportation Highway Usertax
  3,025,000    5.500%, 11/15/18 pre-refunded .............................    Aa2/AAA         3,437,913
  2,555,000    5.375%, 11/15/18 pre-refunded .............................    Aa2/AAA         2,695,167
  1,200,000    5.000%, 11/15/22 ..........................................    Aa2/AAA         1,302,240
  1,260,000    5.000%, 11/15/23 ..........................................    Aa2/AAA         1,362,413
  4,545,000    5.125%, 11/15/26 pre-refunded .............................    Aa2/AAA         5,113,352
  2,155,000    5.000%, 11/15/28 ..........................................    Aa2/AAA         2,346,946
  1,000,000    5.000%, 11/15/29 ..........................................    Aa2/AAA         1,062,390
  2,165,000    4.500%, 11/15/32 ..........................................    Aa2/AAA         2,243,828
  3,510,000    5.000%, 11/15/33 ..........................................    Aa2/AAA         3,822,741
               Tri-County Metropolitan Transportation District, Oregon
  1,440,000    5.750%, 08/01/16 pre-refunded .............................    Aa3/AAA         1,504,397
  1,775,000    5.000%, 09/01/16 ..........................................    Aa3/AAA         1,926,834
                                                                                           ------------
               Total Transportation Revenue Bonds ........................                   26,818,221
                                                                                           ------------

               URBAN RENEWAL REVENUE BONDS (3.1%)
               Portland, Oregon Airport Way Renewal and
                     Redevelopment (AMBAC Indemnity Corporation
                     Insured)
  1,640,000    6.000%, 06/15/14 pre-refunded .............................     Aa3/NR         1,721,164
  1,765,000    5.750%, 06/15/20 pre-refunded .............................     Aa3/NR         1,849,279
               Portland, Oregon River District Urban Renewal and
                     Redevelopment (AMBAC Indemnity Corporation
                     Insured)
  1,915,000    5.000%, 06/15/20 ..........................................     A3/NR          2,024,538
               Portland, Oregon Urban Renewal Tax Allocation
                     (AMBAC Indemnity Corporation Insured)
                     (Convention Center)
  1,150,000    5.750%, 06/15/18 ..........................................     Aa3/NR         1,183,672
  2,000,000    5.450%, 06/15/19 ..........................................     Aa3/NR         2,052,640

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON REVENUE BONDS (CONTINUED)                     (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               URBAN RENEWAL REVENUE BONDS (CONTINUED)
               Portland, Oregon Urban Renewal Tax Allocation
                     (Interstate Corridor) (National Public Finance
                     Guarantee-Financial Guaranty Insurance
                     Corporation Insured)
$ 1,890,000    5.250%, 06/15/20 ..........................................     A3/NR       $  2,015,080
  1,810,000    5.250%, 06/15/21 ..........................................     A3/NR          1,918,419
  2,030,000    5.000%, 06/15/23 ..........................................     A3/NR          2,108,236
                                                                                           ------------
               Total Urban Renewal Revenue Bonds .........................                   14,873,028
                                                                                           ------------

               UTILITY REVENUE BONDS (1.6%)
               Emerald Peoples Utility District, Oregon (Financial
                     Security Assurance Insured)
  1,455,000    5.250%, 11/01/22 ..........................................    Aa3/NR**        1,558,814
               Eugene, Oregon  Electric Utility
  5,635,000    5.000%, 08/01/30 ..........................................     A1/AA-         6,080,559
                                                                                           ------------
               Total Utility Revenue Bonds ...............................                    7,639,373
                                                                                           ------------

               WATER AND SEWER REVENUE BONDS (14.4%)
               Klamath Falls, Oregon Wastewater (AMBAC Indemnity
                     Corporation Insured)
  1,545,000    5.650%, 06/01/20 pre-refunded .............................     NR/NR*         1,596,479
               Klamath Falls, Oregon Water (Financial Security
                     Assurance Insured)
  1,575,000    5.500%, 07/01/16 ..........................................    Aa3/AAA         1,760,787
               Lane County, Oregon Metropolitan Wastewater
  2,500,000    5.250%, 11/01/28 ..........................................     A1/AA-         2,771,850
               Lebanon, Oregon Wastewater (Financial Security
                     Assurance Insured)
  1,000,000    5.700%, 03/01/20 ..........................................    Aa3/AAA         1,013,780
               Portland, Oregon Sewer System
  5,000,000    5.000%, 06/15/33 ..........................................     A1/AA          5,314,750
               Portland, Oregon Sewer System (Financial Guaranty
                          Insurance Corporation Insured)
  2,500,000    5.750%, 08/01/19 pre-refunded .............................     Aa3/AA         2,610,725

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON REVENUE BONDS (CONTINUED)                     (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               WATER AND SEWER REVENUE BONDS (CONTINUED)
               Portland, Oregon Sewer System (Financial Security
                     Assurance Insured)
$ 2,760,000    5.250%, 06/01/17 ..........................................    Aa3/AAA      $  3,036,690
  4,595,000    5.000%, 06/01/17 ..........................................    Aa3/AAA         5,181,690
  3,470,000    5.000%, 06/01/21 ..........................................    Aa3/AAA         3,719,632
               Portland, Oregon Sewer System (National Public
                     Finance Guarantee Insured)
  4,410,000    5.000%, 06/15/25 ..........................................     Aa3/AA         4,829,082
  4,630,000    5.000%, 06/15/26 ..........................................     Aa3/AA         5,046,839
  1,610,000    5.000%, 06/15/27 ..........................................     Aa3/AA         1,746,931
               Portland, Oregon Water System
  2,420,000    5.500%, 08/01/19 pre-refunded .............................     Aa1/NR         2,523,261
  1,235,000    5.500%, 08/01/20 pre-refunded .............................     Aa1/NR         1,287,697
               Portland, Oregon Water System (National Public
                     Finance Guarantee Insured)
  2,725,000    4.500%, 10/01/27 ..........................................     Aa2/NR         2,849,614
               Salem, Oregon Water & Sewer (Financial Security
                     Assurance Insured)
  1,000,000    5.375%, 06/01/15 ..........................................    Aa3/AAA         1,170,260
  1,970,000    5.375%, 06/01/16 pre-refunded .............................    Aa3/AAA         2,035,424
  3,025,000    5.500%, 06/01/20 pre-refunded .............................    Aa3/AAA         3,127,941
               Sunrise Water Authority, Oregon (Financial Security
                     Assurance Insured)
  2,630,000    5.000%, 03/01/19 ..........................................    Aa3/AAA         2,842,110
  1,350,000    5.250%, 03/01/24 ..........................................    Aa3/AAA         1,451,912
               Sunrise Water Authority, Oregon (Syncora
                     Guarantee Inc.)
  1,000,000    5.000%, 09/01/25 ..........................................     NR/NR*         1,010,130
               Washington County, Oregon Clean Water Services
  4,000,000    5.000%, 10/01/28 ..........................................    Aa3/AA-         4,406,360
               Washington County, Oregon Clean Water Services
                     (National Public Finance Guarantee-Financial
                     Guaranty Insurance Corporation Insured)
    995,000    5.000%, 10/01/13 ..........................................     Aa3/AA         1,055,725
  3,525,000    5.125%, 10/01/17 ..........................................     Aa3/AA         3,671,323

                                                                               RATING
                                                                              MOODY'S/
 PRINCIPAL                                                                       S&P
  AMOUNT       STATE OF OREGON REVENUE BONDS (CONTINUED)                     (UNAUDITED)      VALUE
-----------    -----------------------------------------------------------    ---------    ------------
               WATER AND SEWER REVENUE BONDS (CONTINUED)
               Washington County, Oregon Clean Water Services
                     (National Public Finance Guarantee  Insured)
$ 2,235,000    5.250%, 10/01/15 ..........................................     Aa3/AA      $  2,633,389
                                                                                           ------------
               Total Water and Sewer Revenue Bonds .......................                   68,694,381
                                                                                           ------------

               OTHER REVENUE BONDS (1.9%)
               Oregon State Department of Administration Services
                     (Lottery Revenue)
  2,500,000    5.000%, 04/01/29 ..........................................    Aa3/AAA         2,758,075
               Oregon State Department of Administration Services
                     (Lottery Revenue) (Financial Security Assurance
                     Insured)
  2,700,000    5.000%, 04/01/19 ..........................................    Aa3/AAA         2,932,281
  3,000,000    5.000%, 04/01/27 ..........................................    Aa3/AAA         3,287,970
                                                                                           ------------
               Total Other Revenue Bonds .................................                    8,978,326
                                                                                           ------------
               Total Revenue Bonds .......................................                  246,189,537
                                                                                           ------------

               U.S. TERRITORY (1.7%)
               Puerto Rico Commonwealth Aqueduct & Sewer
                     Authority (Assured Guaranty Corporation Insured)
  3,000,000    5.000%, 07/01/28 ..........................................    Aa2/AAA         3,180,600
               Puerto Rico Commonwealth General Obligation
                     (National Public Finance Guarantee Insured)
  1,270,000    6.000%, 07/01/28 ..........................................     Baa3/A         1,329,614
               Puerto Rico Electric Power Authority
  1,000,000    5.250%, 07/01/33 ..........................................    A3/BBB+         1,028,140
               Puerto Rico Municipal Finance Agency (Financial
                     Security Assurance Insured)
    500,000    5.250%, 08/01/16 ..........................................    Aa3/AAA           531,180
               Puerto Rico Sales Tax Financing Corp., Sales Tax
                     Revenue First Subordinate Series A
  2,000,000    5.750%, 08/01/37 ..........................................     A2/A+          2,160,280
                                                                                           ------------
               Total U.S. Territory Bonds ................................                    8,229,814
                                                                                           ------------

               Total Municipal Bonds (cost $429,752,771-note 4) ..........        96.2%     458,451,861
               Other assets less liabilities .............................         3.8       18,043,672
                                                                              --------     ------------
               Net Assets ................................................       100.0%    $476,495,533
                                                                              ========     ============

(*) Any security not rated (NR) by any of the approved credit rating services has been determined by the Investment Sub-Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

FITCH RATED
-----------
**    AAA
***   A

                                                        PERCENT OF
PORTFOLIO DISTRIBUTION BY QUALITY RATING (UNAUDITED)    PORTFOLIO+
----------------------------------------------------    ----------
Aaa of Moody's or AAA of S&P or Fitch ..............       23.7%
Pre-refunded bonds ++ ..............................       18.0
Aa of Moody's or AA of S&P .........................       36.9
A of Moody's or S&P or Fitch .......................       16.2
Baa of Moody's or BBB of S&P .......................        3.2
Not rated* .........................................        2.0
                                                          -----
                                                          100.0%
                                                          =====

+     Calculated using the highest rating of the three rating services.

++ Pre-refunded bonds are bonds for which U.S. Government Obligations have been placed in escrow to retire the bonds at their earliest call date.

PORTFOLIO ABREVIATIONS:
-----------------------
AMBAC - American Municipal Bond Assurance Corp.
NR - Not Rated

Note: National Public Finance Guarantee was formerly known as National-re.

On November 2, 2009, Assured Guaranty Ltd., the holding company for Assured Guaranty Corp. and Financial Security Assurance Inc. ("FSA"), announced that pending regulatory approval, it will change the name of its subsidiary FSA to Assured Guaranty Municipal Corp. The Company also plans to change the names of he FSA companies worldwide.

                 See accompanying notes to financial sttements.

                            TAX-FREE TRUST OF OREGON
                       STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2009

ASSETS
        Investments at value (cost $429,752,771) ................................................    $      458,451,861
        Cash ....................................................................................            12,078,961
        Interest receivable .....................................................................             6,766,533
        Receivable for Trust shares sold ........................................................             1,163,665
        Other assets ............................................................................                25,485
                                                                                                     ------------------
        Total assets ............................................................................           478,486,505
                                                                                                     ------------------
LIABILITIES
        Payable for Trust shares redeemed .......................................................               715,380
        Payable for investment securities purchased .............................................               578,560
        Dividends payable .......................................................................               400,642
        Management fees payable .................................................................               152,874
        Accrued expenses ........................................................................               143,516
                                                                                                     ------------------
        Total liabilities .......................................................................             1,990,972
                                                                                                     ------------------
NET ASSETS ......................................................................................    $      476,495,533
                                                                                                     ==================
        Net Assets consist of:
        Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share .....    $          431,333
        Additional paid-in capital ..............................................................           447,594,820
        Net unrealized appreciation on investments (note 4) .....................................            28,699,090
        Undistributed net investment income .....................................................               355,792
        Accumulated net realized loss on investments ............................................              (585,502)
                                                                                                     ------------------
                                                                                                     $      476,495,533
                                                                                                     ==================
CLASS A
        Net Assets ..............................................................................    $      369,684,972
                                                                                                     ==================
        Capital shares outstanding ..............................................................            33,458,740
                                                                                                     ==================
        Net asset value and redemption price per share ..........................................    $            11.05
                                                                                                     ==================
        Maximum offering price per share (100/96 of $11.05 adjusted to nearest cent) ............    $            11.51
                                                                                                     ==================
CLASS C
        Net Assets ..............................................................................    $       21,946,832
                                                                                                     ==================
        Capital shares outstanding ..............................................................             1,988,164
                                                                                                     ==================
        Net asset value and offering price per share ............................................    $            11.04
                                                                                                     ==================
        Redemption price per share (* a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
                during the first 12 months after purchase) ......................................    $            11.04*
                                                                                                     ==================
CLASS Y
        Net Assets ..............................................................................    $       84,863,729
                                                                                                     ==================
        Capital shares outstanding ..............................................................             7,686,378
                                                                                                     ==================
        Net asset value, offering and redemption price per share ................................    $            11.04
                                                                                                     ==================

                See accompanying notes to financial statements.

                            TAX-FREE TRUST OF OREGON
                             STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2009

Investment Income:
        Interest income ......................................                     $ 19,904,960

Expenses:
        Management fees (note 3) .............................    $  1,676,410
        Distribution and service fees (note 3) ...............         683,997
        Transfer and shareholder servicing agent fees ........         255,350
        Trustees' fees and expenses (note 8) .................         203,677
        Legal fees (note 3) ..................................          92,038
        Shareholders' reports and proxy statements ...........          63,088
        Registration fees and dues ...........................          32,303
        Custodian fees (note 6) ..............................          29,256
        Auditing and tax fees ................................          24,000
        Insurance ............................................          18,999
        Chief compliance officer (note 3) ....................           4,164
        Miscellaneous ........................................          39,828
                                                                  ------------
                                                                     3,123,110
        Expenses paid indirectly (note 6) ....................          (6,513)
                                                                  ------------
        Net expenses .........................................                        3,116,597
                                                                                   ------------
        Net investment income ................................                       16,788,363

Realized and Unrealized Gain (Loss) on Investments:
        Net realized gain (loss) from securities transactions         (404,931)
        Change in unrealized depreciation on investments .....      38,092,055
                                                                  ------------

        Net realized and unrealized gain (loss) on investments                       37,687,124
                                                                                   ------------
        Net change in net assets resulting from operations ...                     $ 54,475,487
                                                                                   ============

                See accompanying notes to financial statements.

                            TAX-FREE TRUST OF OREGON
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED             YEAR ENDED
                                                                        SEPTEMBER 30, 2009     SEPTEMBER 30, 2008
                                                                        ------------------     ------------------
OPERATIONS:
        Net investment income ......................................    $       16,788,363     $       16,026,688
        Net realized gain (loss) from securities transactions ......              (404,931)               (70,279)
        Change in unrealized depreciation on investments ...........            38,092,055            (22,601,723)
                                                                        ------------------     ------------------
                Change in net assets resulting from operations .....            54,475,487             (6,645,314)
                                                                        ------------------     ------------------

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
        Class A Shares:
        Net investment income ......................................           (13,489,974)           (12,994,601)

        Class C Shares:
        Net investment income ......................................              (563,484)              (648,973)

        Class Y Shares:
        Net investment income ......................................            (2,684,060)            (2,237,833)
                                                                        ------------------     ------------------
                Change in net assets from distributions ............           (16,737,518)           (15,881,407)
                                                                        ------------------     ------------------

CAPITAL SHARE TRANSACTIONS (note 7):
        Proceeds from shares sold ..................................            98,215,834             59,920,079
        Reinvested dividends and distributions .....................             9,702,017              9,104,476
        Cost of shares redeemed ....................................           (68,906,971)           (57,366,111)
                                                                        ------------------     ------------------
                Change in net assets from capital share transactions            39,010,880             11,658,444
                                                                        ------------------     ------------------

                Change in net assets ...............................            76,748,849            (10,868,277)

NET ASSETS:
        Beginning of period ........................................           399,746,684            410,614,961
                                                                        ------------------     ------------------
        End of period* .............................................    $      476,495,533     $      399,746,684
                                                                        ==================     ==================

        * Includes undistributed net investment income of: .........    $          355,792     $          436,459
                                                                        ==================     ==================

                See accompanying notes to financial statements.

1. ORGANIZATION

      Tax-Free Trust of Oregon (the "Trust") is a separate portfolio of The Cascades Trust. The Cascades Trust (the "Business Trust") is an open-end investment company, which was organized on October 17, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust is a non-diversified portfolio which commenced operations on June 16, 1986 and until April 5, 1996, offered only one class of shares. On that date, the Trust began offering two additional classes of shares, Class C and Class Y Shares. All shares outstanding prior to that date were designated as Class A Shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C Shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y Shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y Shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On January 31, 1998 the Trust established Class I Shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares carry a distribution fee and a service fee. As of the report date, there were no Class I Shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing sevice at the mean of bid and asked quotations. If market quotations or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b) FAIR VALUE MEASUREMENTS: The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Trust's investments and are summarized in the following fair value hierarchy:

      Level 1 - quoted prices in active markets for identical securities

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

      The following is a summary of the valuation inputs, representing 100% of the Trust's investments (details of which can be found in the schedule of investments), used to value the Trust's net assets as of September 30, 2009:

            VALUATION INPUTS                           INVESTMENTS IN SECURITIES
            ----------------                           -------------------------
            Level 1 - Quoted Prices .....................      $         --
            Level 2 - Other Significant Observable Inputs
                        Municipal Bonds .................       458,451,861
            Level 3 - Significant Unobservable Inputs ...                --
                                                               ------------
            Total .......................................      $458,451,861
                                                               ============

c) SUBSEQUENT EVENTS: In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure through November 23, 2009, the date the financial statements were issued.

d) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

      Management has reviewed the tax positions for each of the open tax years (2006-2009) and has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

f) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

g) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h) RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On September 30, 2009, the Trust decreased undistributed net investment income by $131,512 and increased paid-in capital by $131,512 due primarily to differing book/tax treatment of distributions and bond amortization.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Trust's founder and sponsor, serves as the Manager for the Trust under an Advisory and Administration Agreement with the Trust. The portfolio management of the Trust has been delegated to a Sub-Adviser as described below. Under the Advisory and Administrative Agreement, the Manager provides all administrative services to the Trust, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Trust and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Trust such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Trust's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40% of the Trust's net assets.

      FAF Advisors, Inc. (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Trust under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Trust, the investment program of the Trust and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Trust's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.18% of the Trust's net assets.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Trust to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Trust is authorized to make distribution fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Trust, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Trust's shares or servicing of shareholder accounts. The Trust makes payment of this distribution fee at the annual rate of 0.15% of the Trust's average net assets represented by Class A Shares. For the year ended September 30, 2009, distribution fees on Class A Shares amounted to $504,743 of which the Distributor retained $27,507.

      Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Trust's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Trust's average net assets represented by Class C Shares and for the year ended September 30, 2009, amounted to $134,440. In addition, under a Shareholder Services Plan, the Trust is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Trust's average net assets represented by Class C Shares and for the year ended September 30, 2009, amounted to $44,814. The total of these payments made with respect to Class C Shares amounted to $179,254, of which the Distributor retained $36,017.

      Specific details about the Plans are more fully defined in the Trust's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Trust's shares. Through agreements between the Distributor and various brokerage and advisory firms ("intermediaries"), the Trust's shares are sold primarily through the facilities of these intermediaries having offices within Oregon, with the bulk of sales commissions inuring to such intermediaries. For the year ended September 30, 2009, total commissions on sales of Class A Shares amounted to $981,191 of which the Distributor received $177,649.

c) OTHER RELATED PARTY TRANSACTIONS

      For the year ended September 30, 2009, the Trust incurred $92,027 of legal fees allocable to Butzel Long PC, counsel to the Trust, for legal services in conjunction with the Trust's ongoing operations. The Secretary of the Trust is a shareholder in that firm.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended September 30, 2009, purchases of securities and proceeds from the sales of securities aggregated $93,208,387 and $61,825,487, respectively.

      At September 30, 2009, the aggregate tax cost for all securities was $429,396,978. At September 30, 2009, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $31,267,454 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,212,571 for a net unrealized appreciation of $29,054,883.

5. PORTFOLIO ORIENTATION

      Since the Trust invests principally and may invest entirely in double tax-free municipal obligations of issuers within Oregon, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon and whatever effects these may have upon Oregon issuers' ability to meet their obligations. Two such developments, Measure 5, a 1990 amendment to the Oregon Constitution, as well as Measures 47 and 50, limit the taxing and spending authority of certain Oregon governmental entities. These amendments could have an adverse effect on the general financial condition of certain municipal entities that would impair the ability of certain Oregon issuer's to pay interest and principal on their obligations.

6. EXPENSES

      The Trust has negotiated an expense offset arrangement with its custodian, wherein it receives credit toward the reduction of custodian fees and other Trust expenses whenever there are uninvested cash balances.The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

7. CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Trust were as follows:

                                              YEAR ENDED                        YEAR ENDED
                                          SEPTEMBER 30, 2009                SEPTEMBER 30, 2008
                                     -----------------------------     -----------------------------
                                        SHARES           AMOUNT           SHARES           AMOUNT
                                     ------------     ------------     ------------     ------------
CLASS A SHARES:
        Proceeds from shares sold       4,697,244     $ 49,345,864        2,708,755     $ 28,860,028
        Reinvested dividends and
                distributions ...         798,336        8,395,301          737,413        7,833,815
        Cost of shares redeemed .      (4,047,184)     (41,864,254)      (2,893,080)     (30,811,101)
                                     ------------     ------------     ------------     ------------
                Net change ......       1,448,396       15,876,911          553,088        5,882,742
                                     ------------     ------------     ------------     ------------
CLASS C SHARES:
        Proceeds from shares sold         935,602        9,948,051          296,648        3,162,360
        Reinvested dividends and
                distributions ...          33,668          353,605           36,361          386,263
        Cost of shares redeemed .        (730,007)      (7,654,529)        (953,455)     (10,168,628)
                                     ------------     ------------     ------------     ------------
                Net change ......         239,263        2,647,127         (620,446)      (6,620,005
                                     ------------     ------------     ------------     ------------
CLASS Y SHARES:
        Proceeds from shares sold       3,693,383       38,921,919        2,621,931       27,897,691
        Reinvested dividends and
                distributions ...          90,565          953,111           83,671          884,398
        Cost of shares redeemed .      (1,875,683)     (19,388,188)      (1,536,728)     (16,386,382)
                                     ------------     ------------     ------------     ------------
                Net change ......       1,908,265       20,486,842        1,168,874       12,395,707
                                     ------------     ------------     ------------     ------------
Total transactions in Trust
        shares ..................       3,595,924     $ 39,010,880        1,101,516     $ 11,658,444
                                     ============     ============     ============     ============

8. TRUSTEES' FEES AND EXPENSES

      At September 30, 2009 there were 7 Trustees, one of which is affiliated with the Manager and is not paid any fees. The total amount of Trustees' service and attendance fees paid during the year ended September 30, 2009 was $160,000, to cover carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting. When additional meetings (Audit, Nominating, Shareholder and special meetings) are held, meeting fees are paid to those Trustees in attendance. Trustees are reimbursed for their expenses such as travel, accommodations, and meals incurred in connection with attendance at Board Meetings and at the Annual Meeting of Shareholders. For the year ended September 30, 2009, such meeting-related expenses amounted to $43,677.

9. SECURITIES TRADED ON A WHEN-ISSUED BASIS

      The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Trust with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Trust at the time of entering into the transaction. Beginning on the date the Trust enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the value of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Trust declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option.

      The Trust intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Oregon income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Trust may not be the same as the Trust's net investment income, and/or net realized securities gains. Further, a portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. At September 30, 2009, the Trust had a capital loss carryforward of $566,227 of which $32,810 expires in 2016 and $533,417 expires in 2017.

      As of September 30, 2009 there were post-October capital loss deferrals of $19,275 which will be recognized in the following year.

      The tax character of distributions:

                                Year Ended September 30,
                                  2009           2008
                               -----------    -----------
      Net tax-exempt income    $16,737,518    $15,881,178
      Ordinary income                   --            229
      Capital gain                      --             --
                               -----------    -----------
                               $16,737,518    $15,881,407
                               ===========    ===========

      As of September 30, 2009, the components of distributable earnings on a tax basis were as follows:

      Unrealized appreciation                $ 29,054,883
      Undistributed tax-exempt income             400,642
      Accumulated net loss on investments        (566,227)
      Other temporary differences                (419,917)
                                             ------------
                                             $ 28,469,381
                                             ============

      The difference between book basis and tax basis unrealized appreciation is attributable primarily to premium/discount adjustments. The difference between book basis and tax basis undistributed income is due to the timing of distributions.

11. ONGOING DEVELOPMENT

      Since December 2007, municipal bond insurance companies have been under review by the three major rating agencies: Standard & Poor's, Moody's and Fitch. The ratings of most of the insurance companies have either been downgraded and/or have a negative outlook. The financial markets continue to assess the severity of the losses caused by the subprime credit crisis and its impact on municipal bond insurance companies and the prices of insured municipal bonds.

                            TAX-FREE TRUST OF OREGON
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A
                                                     ------------------------------------------------------------------
                                                                           YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------------------------------
                                                       2009           2008           2007          2006          2005
                                                     --------       --------       --------      --------      --------
Net asset value, beginning of period ............    $  10.11       $  10.68       $  10.84      $  10.91      $  11.01
                                                     --------       --------       --------      --------      --------
Income (loss) from investment operations:
        Net investment income ...................        0.42++         0.42++         0.41+         0.41+         0.42+
        Net gain (loss) on securities (both
                realized and unrealized) ........        0.94          (0.58)         (0.16)        (0.05)        (0.10)
                                                     --------       --------       --------      --------      --------
        Total from investment operations ........        1.36          (0.16)          0.25          0.36          0.32
                                                     --------       --------       --------      --------      --------
Less distributions (note 10):
        Dividends from net investment income ....       (0.42)         (0.41)         (0.41)        (0.41)        (0.41)
        Distributions from capital gains ........          --             --            ***         (0.02)        (0.01)
                                                     --------       --------       --------      --------      --------
        Total distributions .....................       (0.42)         (0.41)         (0.41)        (0.43)        (0.42)
                                                     --------       --------       --------      --------      --------
Net asset value, end of period ..................    $  11.05       $  10.11       $  10.68      $  10.84      $  10.91
                                                     ========       ========       ========      ========      ========
Total return (not reflecting sales charge) ......       13.74%         (1.58)%         2.37%         3.42%         2.98%
Ratios/supplemental data
        Net assets, end of period (in millions) .    $    370       $    324       $    336      $    359      $    369
        Ratio of expenses to average net assets .        0.73%          0.76%          0.75%         0.75%         0.77%
        Ratio of net investment income to average
                net assets                               4.02%          3.89%          3.77%         3.82%         3.79%
        Portfolio turnover rate .................          15%            15%            22%           16%           14%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

        Ratio of expenses to average net assets .        0.73%          0.74%          0.74%         0.74%         0.76%

----------
+     Per share amounts have been calculated using the monthly average shares method.
++    Per share amounts have been calculated using the daily average shares method.
***   Less than $0.01 per share.

                See accompanying notes to financial statements.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                 Class C
                                                   ------------------------------------------------------------------
                                                                         Year Ended September 30,
                                                   ------------------------------------------------------------------
                                                     2009           2008           2007          2006          2005
                                                   --------       --------       --------      --------      --------
Net asset value, beginning of period ..........    $  10.10       $  10.68       $  10.84      $  10.90      $  11.00
                                                   --------       --------       --------      --------      --------
Income (loss) from investment operations:
        Net investment income .................        0.33++         0.33++         0.32+         0.32+         0.32+
        Net gain (loss) on securities (both
                realized and unrealized) ......        0.94          (0.59)         (0.16)        (0.04)        (0.09)
                                                   --------       --------       --------      --------      --------
        Total from investment operations ......        1.27          (0.26)          0.16          0.28          0.23
                                                   --------       --------       --------      --------      --------
Less distributions (note 10):
        Dividends from net investment income ..       (0.33)         (0.32)         (0.32)        (0.32)        (0.32)
        Distributions from capital gains ......          --             --            ***         (0.02)        (0.01)
                                                   --------       --------       --------      --------      --------
        Total distributions ...................       (0.33)         (0.32)         (0.32)        (0.34)        (0.33)
                                                   --------       --------       --------      --------      --------
Net asset value, end of period ................    $  11.04       $  10.10       $  10.68      $  10.84      $  10.90
                                                   ========       ========       ========      ========      ========
Total return (not reflecting sales charge) ....       12.79%         (2.51)%         1.51%         2.64%         2.10%
Ratios/supplemental data
        Net assets, end of period (in millions)    $   21.9       $   17.7       $   25.3      $   32.9      $   41.9
        Ratio of expenses to average net assets        1.58%          1.61%          1.60%         1.60%         1.62%
        Ratio of net investment income to
                average net assets ............        3.15%          3.04%          2.92%         2.97%         2.94%
        Portfolio turnover rate ...............          15%            15%            22%           16%           14%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

        Ratio of expenses to average net assets        1.58%          1.59%          1.59%         1.59%         1.61%

                                                                                 Class Y
                                                   ------------------------------------------------------------------
                                                                         Year Ended September 30,
                                                   ------------------------------------------------------------------
                                                     2009           2008           2007          2006          2005
                                                   --------       --------       --------      --------      --------
Net asset value, beginning of period ..........    $  10.10       $  10.68       $  10.84      $  10.90      $  11.00
                                                   --------       --------       --------      --------      --------
Income (loss) from investment operations:
        Net investment income .................        0.44++         0.43++         0.43+         0.43+         0.43+
        Net gain (loss) on securities (both
                realized and unrealized) ......        0.93          (0.58)         (0.16)        (0.04)        (0.09)
                                                   --------       --------       --------      --------      --------
        Total from investment operations ......        1.37          (0.15)          0.27          0.39          0.34
                                                   --------       --------       --------      --------      --------
Less distributions (note 10):
        Dividends from net investment income ..       (0.43)         (0.43)         (0.43)        (0.43)        (0.43)
        Distributions from capital gains ......          --             --            ***         (0.02)        (0.01)
                                                   --------       --------       --------      --------      --------
        Total distributions ...................       (0.43)         (0.43)         (0.43)        (0.45)        (0.44)
                                                   --------       --------       --------      --------      --------
Net asset value, end of period ................    $  11.04       $  10.10       $  10.68      $  10.84      $  10.90
                                                   ========       ========       ========      ========      ========
Total return (not reflecting sales charge) ....       13.92%         (1.52)%         2.52%         3.67%         3.11%
Ratios/supplemental data
        Net assets, end of period (in millions)    $   84.9       $   58.4       $   49.2      $   43.9      $   36.0
        Ratio of expenses to average net assets        0.58%          0.61%          0.60%         0.60%         0.62%
        Ratio of net investment income to
                average net assets ............        4.16%          4.04%          3.92%         3.97%         3.95%
        Portfolio turnover rate ...............          15%            15%            22%           16%           14%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

        Ratio of expenses to average net assets        0.58%          0.59%          0.59%         0.59%         0.61%

----------
+     Per share amounts have been calculated using the monthly average shares method.
++    Per share amounts have been calculated using the daily average shares method.
***   Less than $0.01 per share.

                See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

                                                                                             NUMBER OF
                        POSITIONS                                                            PORTFOLIOS  OTHER DIRECTORSHIPS
                        HELD WITH                                                            IN FUND     HELD BY TRUSTEE
NAME,                   TRUST AND          PRINCIPAL                                         COMPLEX     (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF          OCCUPATION(S)                                     OVERSEEN    A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)         DURING PAST 5 YEARS                               BY TRUSTEE  INDICATED OTHERWISE.)
-----------------       ----------         -------------------                               ----------  ---------------------
INTERESTED TRUSTEES(4)
----------------------

Diana P. Herrmann       Vice Chair         Vice Chair and Chief Executive Officer of             12      ICI Mutual Insurance
New York, NY            of the Board       Aquila Management Corporation, Founder                        Company
(02/25/58)              of Trustees        of the Aquila Group of Funds(5) and parent of
                        since 2003,        Aquila Investment Management LLC,
                        President          Manager since 2004, President since 1997,
                        since 1998         Chief Operating Officer, 1997-2008, a
                        and Trustee        Director since 1984, Secretary since 1986
                        since 1994         and previously its Executive Vice President,
                                           Senior Vice President or Vice President,
                                           1986-1997; Chief Executive Officer and
                                           Vice Chair since 2004, President and
                                           Manager of the Manager since 2003, and
                                           Chief Operating Officer of the Manager,
                                           2003-2008; Chair, Vice Chair, President,
                                           Executive Vice President and/or Senior Vice
                                           President of funds in the Aquila Group of
                                           Funds since 1986; Director of the
                                           Distributor since 1997; Governor,
                                           Investment Company Institute (a trade
                                           organization for the U.S. mutual fund
                                           industry dedicated to protecting shareholder
                                           interests and educating the public about
                                           investing) for various periods, 2004-2009,
                                           and head of its Small Funds Committee,
                                           2004-2009; active in charitable and
                                           volunteer organizations.

John W. Mitchell        Trustee            Principal of M & H Economic Consultants;               1      Oregon Mutual
Portland, OR            since 1999         Economist, Western Region, for U. S.                          Insurance; Western
(07/13/44)                                 Bancorp 1998-2007; Chief Economist, U.S.                      Capital Corporation
                                           Bancorp, Portland, Oregon, 1983-1998;
                                           member, Oregon Governor's Council of
                                           Economic Advisors, 1984-1998; Chairman,
                                           Oregon Governor's Technical Advisory
                                           Committee for Tax Review in 1998.

                                                                                             NUMBER OF
                        POSITIONS                                                            PORTFOLIOS  OTHER DIRECTORSHIPS
                        HELD WITH                                                            IN FUND     HELD BY TRUSTEE
NAME,                   TRUST AND          PRINCIPAL                                         COMPLEX     (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF          OCCUPATION(S)                                     OVERSEEN    A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)         DURING PAST 5 YEARS                               BY TRUSTEE  INDICATED OTHERWISE.)
-----------------       ----------         -------------------                               ----------  ---------------------
NON-INTERESTED TRUSTEES
-----------------------

James A. Gardner        Chair of           President, Gardner Associates, an                     1       None
Terrebonne, OR          the Board          investment and real estate firm, since 1989;
(07/22/43)              of Trustees        Founding Partner and Chairman, Ranch of
                        since 2005         the Canyons, a real estate firm, since 1991;
                        and Trustee        President Emeritus, Lewis and Clark College
                        since 1986         and Law School; director, Oregon High
                                           Desert Museum since 1989, Vice Chairman
                                           since 2002; active in civic, business,
                                           educational and church organizations in
                                           Oregon.

Gary C. Cornia          Trustee            Dean, Marriott School of Management,                  4       Lincoln Institute of Land
Orem, UT                since 2002         Brigham Young University, since 2008;                         Policy, Cambridge, MA
(06/24/48)                                 Director, Romney Institute of Public
                                           Management, Marriott School of
                                           Management, 2004-2008; Professor,
                                           Marriott School of Management, 1980-
                                           present; Past President, the National Tax
                                           Association; Fellow, Lincoln Institute of
                                           Land Policy, 2002-present; Associate Dean,
                                           Marriott School of Management, Brigham
                                           Young University, 1991-2000; member,
                                           Utah Governor's Tax Review Committee
                                           since 1993.

Edmund P. Jensen        Trustee            President and CEO, VISA International,                1       BMG-Seltec, a software
Portland, OR            since 2003         1994-1999; Vice Chairman and Chief                            company;
(04/13/37)                                 Operating Officer, US Bancorp, 1974-1994.                     CreditCards.com, a credit
                                                                                                         card search company.

Ralph R. Shaw           Trustee            President, Shaw Management Company, an                1       Schnitzer Steel Industries,
Portland, OR            since 2000         investment counseling firm, 1980-present;                     Inc., Telestream, Inc.,
(08/23/38)                                 General Partner, Shaw Venture Partners,                       BMG Seltec Corporation,
                                           1983-2005; Shaw Venture Partners II, 1987-                    Rentrak Corporation,
                                           2005; and Shaw Venture Partners III, 1994-                    One-to-One Interactive,
                                           2005 (US Bancorp, parent of the Sub-Adviser,                  Optimum Energy Co.
                                           was a limited partner in these three ventures).

                                                                                             NUMBER OF
                        POSITIONS                                                            PORTFOLIOS  OTHER DIRECTORSHIPS
                        HELD WITH                                                            IN FUND     HELD BY TRUSTEE
NAME,                   TRUST AND          PRINCIPAL                                         COMPLEX     (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF          OCCUPATION(S)                                     OVERSEEN    A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)         DURING PAST 5 YEARS                               BY TRUSTEE  INDICATED OTHERWISE.)
-----------------       ----------         -------------------                               ----------  ---------------------

Nancy Wilgenbusch       Trustee            President Emerita since 2008 and President            1       West Coast Bank;
Marylhurst, OR          since 2002         1984-2008, Marylhurst University; member,                     Cascade Corporation, a
(09/17/47)                                 former Chair, Portland Branch of the Federal                  leading international
                                           Reserve Bank of San Francisco; active board                   manufacturer of lift truck
                                           member of a number of civic organizations.                    attachments.

OTHER INDIVIDUALS
-----------------
TRUSTEES EMERITUS(6)
--------------------

Lacy B. Herrmann        Founder and        Founder and Chairman of the Board, Aquila             N/A     N/A
New York, NY            Chairman           Management Corporation, the sponsoring
(05/12/29)              Emeritus           organization and parent of the Manager or
                        since 2005;        Administrator and/or Adviser or Sub-Adviser
                        Chairman           to each fund of the Aquila Group of Funds;
                        of the Board       Chairman of the Manager or Administrator
                        of Trustees        and/or Adviser or Sub-Adviser to each since
                        1985-2004          2004; Founder and Chairman Emeritus of
                        and Trustee,       each fund in the Aquila Group of Funds;
                        1985-2005          previously Chairman and a Trustee of each
                                           fund in the Aquila Group of Funds since its
                                           establishment until 2004 or 2005; Director
                                           of the Distributor since 1981 and formerly
                                           Vice President or Secretary, 1981-1998;
                                           Director or trustee, Premier VIT, 1994-2009;
                                           Director or trustee of Oppenheimer Quest
                                           Value Funds Group, Oppenheimer Small
                                           Cap Value Fund, Oppenheimer Midcap
                                           Fund, 1987-2009, and Oppenheimer
                                           Rochester Group of Funds, 1995-2009;
                                           Trustee Emeritus, Brown University and the
                                           Hopkins School; active in university, school
                                           and charitable organizations.

                                                                                             NUMBER OF
                        POSITIONS                                                            PORTFOLIOS  OTHER DIRECTORSHIPS
                        HELD WITH                                                            IN FUND     HELD BY TRUSTEE
NAME,                   TRUST AND          PRINCIPAL                                         COMPLEX     (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF          OCCUPATION(S)                                     OVERSEEN    A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)         DURING PAST 5 YEARS                               BY TRUSTEE  INDICATED OTHERWISE.)
-----------------       ----------         -------------------                               ----------  ---------------------

Vernon R. Alden         Trustee            Retired; former director or trustee of various        N/A     N/A
Boston, MA              Emeritus           Fortune 500 companies, including Colgate-
(04/07/23)              since 2006         Palmolive and McGraw Hill; formerly
                                           President of Ohio University and Associate
                                           Dean of the Harvard University Graduate
                                           School of Business Administration; Trustee,
                                           Narragansett Insured Tax-Free Income Fund,
                                           1992-2006, Tax-Free Trust of Oregon,
                                           1988-2001 and Hawaiian Tax-Free Trust,
                                           Pacific Capital Cash Assets Trust, Pacific
                                           Capital Tax-Free Cash Assets Trust and
                                           Pacific Capital U.S. Government Securities
                                           Cash Assets Trust, 1998-2001; Trustee
                                           Emeritus, Tax-Free Trust of Oregon since
                                           2006; member of several Japan-related
                                           advisory councils, including Chairman of
                                           the Japan Society of Boston; trustee of
                                           various cultural, educational and civic
                                           organizations.

David B. Frohnmayer     Trustee            President, University of Oregon since 1994;           N/A     N/A
Eugene, OR              Emeritus           former Dean of the University of Oregon
(07/09/40)              since 2003         Law School and former Attorney General of
                                           the State of Oregon; Trustee, Tax-Free Trust
                                           of Oregon, 1997-2003.

Patricia L. Moss        Trustee            President and Chief Executive Officer,                N/A     N/A
Bend, OR                Emerita            Cascade Bancorp and Bank of the Cascades
(07/23/53)              since 2005         since 1998; Trustee, Tax-Free Trust of
                                           Oregon, 2002-2005; active in community
                                           and educational organizations.

                                                                                             NUMBER OF
                        POSITIONS                                                            PORTFOLIOS  OTHER DIRECTORSHIPS
                        HELD WITH                                                            IN FUND     HELD BY TRUSTEE
NAME,                   TRUST AND          PRINCIPAL                                         COMPLEX     (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF          OCCUPATION(S)                                     OVERSEEN    A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)         DURING PAST 5 YEARS                               BY TRUSTEE  INDICATED OTHERWISE.)
-----------------       ----------         -------------------                               ----------  ---------------------
OFFICERS
--------

Charles E. Childs, III  Executive          Executive Vice President of all funds in the          N/A     N/A
New York, NY            Vice President     Aquila Group of Funds and the Manager
(04/01/57)              since 2003         and the Manager's parent since 2003;
                                           Executive Vice President and Chief
                                           Operating Officer of the Manager and the
                                           Manager's parent since 2008; formerly
                                           Senior Vice President, corporate
                                           development, Vice President, Assistant Vice
                                           President and Associate of the Manager's
                                           parent since 1987; Senior Vice President,
                                           Vice President or Assistant Vice President of
                                           the Aquila Money-Market Funds, 1988-2003.

Maryann Bruce           Senior             President, Aquila Distributors, Inc., since           N/A     N/A
Cornelius, NC           Vice President     2008; Senior Vice President of each of the
(04/01/60)              since 2009         equity and bond funds in the Aquila Group
                                           of Funds since 2009; Executive Managing
                                           Director, Evergreen Investments, 2004-2007,
                                           President, Evergreen Investment Services,
                                           Inc., 1999-2007; President and CEO,
                                           Allstate Financial Distributors, Inc., 1998-
                                           1999; Senior Vice President and Director
                                           Financial Institution Division, Oppenheimer
                                           Funds, Inc., 1990-1998, Regional Vice
                                           President, 1987-1990; Vice President and
                                           Mutual Fund Marketing Manager, J.C.
                                           Bradford & Company, 1982-1987.

Sally J. Church         Vice President     Vice President, Tax-Free Trust of Oregon              N/A     N/A
Portland, OR            since 2002         since 2002 and 1989-1997; retired, 1997-
(10/17/48)                                 2002; Vice President of Aquila Cascadia
                                           Equity Fund, 1996-1997.

                                                                                             NUMBER OF
                        POSITIONS                                                            PORTFOLIOS  OTHER DIRECTORSHIPS
                        HELD WITH                                                            IN FUND     HELD BY TRUSTEE
NAME,                   TRUST AND          PRINCIPAL                                         COMPLEX     (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF          OCCUPATION(S)                                     OVERSEEN    A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)         DURING PAST 5 YEARS                               BY TRUSTEE  INDICATED OTHERWISE.)
-----------------       ----------         -------------------                               ----------  ---------------------

Christine L. Neimeth    Vice President     Vice President of Aquila Rocky Mountain               N/A     N/A
Portland, OR            since 1998         Equity Fund and Tax-Free Trust of Oregon.
(02/10/64)

Robert W. Anderson      Chief              Chief Compliance Officer of the Trust and             N/A     N/A
New York, NY            Compliance         each of the other funds in the Aquila Group
(08/23/40)              Officer            of Funds, the Manager and the Distributor
                        since 2004         since 2004, Compliance Officer of the
                        and Assistant      Manager or its predecessor and current
                        Secretary          parent 1998-2004; Assistant Secretary of the
                        since 2000         Aquila Group of Funds since 2000.

Joseph P. DiMaggio      Chief              Chief Financial Officer of each fund in the           N/A     N/A
New York, NY            Financial          Aquila Group of Funds since 2003 and
(11/06/56)              Officer            Treasurer since 2000.
                        since 2003
                        and Treasurer
                        since 2000

Edward M. W. Hines      Secretary          Shareholder of Butzel Long, a professional            N/A     N/A
New York, NY            since 1985         corporation, counsel to the Trust, since
(12/16/39)                                 2007; Partner of Hollyer Brady Barrett &
                                           Hines LLP, its predecessor as counsel, 1989-
                                           2007; Secretary of each fund in the Aquila
                                           Group of Funds.

                                                                                             NUMBER OF
                        POSITIONS                                                            PORTFOLIOS  OTHER DIRECTORSHIPS
                        HELD WITH                                                            IN FUND     HELD BY TRUSTEE
NAME,                   TRUST AND          PRINCIPAL                                         COMPLEX     (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF          OCCUPATION(S)                                     OVERSEEN    A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)         DURING PAST 5 YEARS                               BY TRUSTEE  INDICATED OTHERWISE.)
-----------------       ----------         -------------------                               ----------  ---------------------

John M. Herndon         Assistant          Assistant Secretary of each fund in the               N/A     N/A
New York, NY            Secretary          Aquila Group of Funds since 1995 and Vice
(12/17/39)              since 1995         President of the three Aquila Money-Market
                                           Funds since 1990; Vice President of the
                                           Manager or its predecessor and current
                                           parent since 1990.

Lori A. Vindigni        Assistant          Assistant Treasurer of each fund in the               N/A     N/A
New York, NY            Treasurer          Aquila Group of Funds since 2000; Assistant
(11/02/66)              since 2000         Vice President of the Manager or its
                                           predecessor and current parent since 1998;
                                           Fund Accountant for the Aquila Group of
                                           Funds, 1995-1998.

----------
(1) The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund. Mr. Mitchell is an interested person as a security holder of the Sub-Adviser's parent.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds."

(6) A Trustee Emeritus may attend Board meetings but has no voting power.

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Trust, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Trust expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

      The table below is based on an investment of $1,000 invested on April 1, 2009 and held for the six months ended September 30, 2009.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED SEPTEMBER 30, 2009

               ACTUAL
            TOTAL RETURN        BEGINNING       ENDING            EXPENSES
               WITHOUT           ACCOUNT        ACCOUNT          PAID DURING
          SALES CHARGES(1)        VALUE          VALUE          THE PERIOD(2)
--------------------------------------------------------------------------------
Class A         7.31%           $1,000.00      $1,073.10            $3.80
--------------------------------------------------------------------------------
Class C         6.86%           $1,000.00      $1,068.60            $8.18
--------------------------------------------------------------------------------
Class Y         7.40%           $1,000.00      $1,074.00            $3.01
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.73%, 1.58% AND 0.58% FOR THE TRUST'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Trust's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Trust with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED SEPTEMBER 30, 2009

           HYPOTHETICAL
            ANNUALIZED          BEGINNING        ENDING            EXPENSES
               TOTAL             ACCOUNT         ACCOUNT          PAID DURING
              RETURN              VALUE           VALUE          THE PERIOD(1)
--------------------------------------------------------------------------------
Class A       5.00%            $1,000.00        $1,021.41           $3.70
--------------------------------------------------------------------------------
Class C       5.00%            $1,000.00        $1,017.16           $7.98
--------------------------------------------------------------------------------
Class Y       5.00%            $1,000.00        $1,022.16           $2.94
--------------------------------------------------------------------------------

(1) Expenses are equal to the annualized expense ratio of 0.73%, 1.58% and 0.58% for the Trust's Class A, C and Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                    SHAREHOLDER MEETING RESULTS (UNAUDITED)

      The Annual Meeting of Shareholders of Tax-Free Trust of Oregon (the "Trust") was held on April 1, 2009. The holders of shares representing 92% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for are presented below).

1.    To elect Trustees.

                             DOLLAR AMOUNT OF VOTES:
                             -----------------------
        TRUSTEE                 FOR                     WITHHELD
        -------                 ---                     --------
        Gary C. Cornia          $371,495,767            $4,083,395
        James A. Gardner        $370,956,290            $4,622,883
        Diana P. Herrmann       $371,063,971            $4,515,202
        Edmund P. Jensen        $371,508,592            $4,070,580
        John W. Mitchell        $370,841,124            $4,738,049
        Ralph R. Shaw           $371,537,532            $4,041,630
        Nancy Wilgenbusch       $371,418,941            $4,160,231

2. To ratify the selection of Tait, Weller & Baker LLP as the Trust's independent registered public accounting firm.

                             DOLLAR AMOUNT OF VOTES:
                             -----------------------
        FOR                     AGAINST                 ABSTAIN
        ---                     -------                 -------
        $367,341,886            $554,020                $7,683,286

ADDITIONAL INFORMATION (UNAUDITED)

RENEWAL OF THE ADVISORY AND ADMINISTRATION AGREEMENT AND THE SUB-ADVISORY AGREEMENT

      Renewal until June 30, 2010 of the Advisory and Administration Agreement (the "Advisory Agreement") between the Trust and the Manager and the Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Manager and FAF Advisors, Inc. (the "Sub-Adviser") was approved by the Board of Trustees and the independent Trustees in March, 2009. At a meeting called and held for the foregoing purpose at which a majority of the independent Trustees were present in person, the following materials were considered:

      o     Copies of the agreements to be renewed;

      o     A term sheet describing the material terms of the agreements;

      o The Annual Report of the Trust for the year ended September 30, 2008;

      o A report, prepared by the Manager and provided to the Trustees in advance of the meeting for the Trustees review, containing data about the performance of the Trust, data about its fees, expenses and purchases and redemptions of capital shares together with comparisons of such data with similar data about other comparable funds, as well as data as to the profitability of the Manager and the Sub-Adviser; and

      o Quarterly materials reviewed at prior meetings on the Trust's performance, operations, portfolio and compliance.

      The  Trustees  acted  on  the  Advisory  Agreement  and  the  Sub-Advisory
Agreement separately but they considered each in conjunction with the other to determine the agreements' combined effects on the Trust. The Trustees reviewed materials relevant to, and considered, the factors set forth below, and as to each agreement reached the conclusions described.

THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE MANAGER AND THE SUB-ADVISER.

      The Manager has provided  all  administrative  services to the Trust.  The
Board considered the nature and extent of the Manager's supervision of third-party service providers, including the Trust's shareholder servicing agent and custodian. The Board considered that the Manager had established and maintained a strong culture of ethical conduct and regulatory compliance.

      The Manager has arranged for the Sub-Adviser to provide local management of the Trust's portfolio. The Trustees noted that the Sub-Adviser employed Mr. Michael S. Hamilton as portfolio manager for the Trust, and had provided facilities for credit analysis of the Trust's portfolio securities. Mr. Hamilton, based in Portland, Oregon, has provided local information regarding specific holdings in the Trust's portfolio. The portfolio manager has also been available to and has met with the brokerage and financial planner community and with investors and prospective investors to provide them with information generally about the Trust's portfolio, with which to assess the Trust as an investment vehicle for residents of Oregon in light of prevailing interest rates and local economic conditions.

      The Board considered that the Manager and the Sub-Adviser had provided all services the Board deemed necessary or appropriate, including the specific services that the Board has determined are required for the Trust, given that its purpose is to provide shareholders with as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital. It noted that compared to other Oregon state-specific municipal bond funds, the portfolio of the Trust was of significantly higher quality and contained no securities subject to the alternative minimum tax.

      The Board concluded that a commendable quality of services was provided and that the Trust would be well served if they continued. Evaluation of this factor weighed in favor of renewal of the Advisory Agreement and the Sub-Advisory Agreement.

THE INVESTMENT PERFORMANCE OF THE TRUST.

      The Board reviewed each aspect of the Trust's performance and compared its performance with that of its local competitors, with national averages and with benchmark indices. It was noted that the materials provided by the Manager indicated that compared to the five largest competitive Oregon funds, the Trust has had an average annual return that was greater than all but two of its peers for the one-, three- and five-year periods and greater than all of its peers for the ten-year period, with annualized rates of return explained in part by the Trust's generally higher-quality portfolio and generally shorter average maturities.

      The Board concluded that the performance of the Trust was acceptable in light of market conditions, the length of its average maturities, its investment objectives and its long-standing emphasis on minimizing risk. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and the Sub-Advisory Agreement would be appropriate.

THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE MANAGER AND THE SUB-ADVISER AND THEIR AFFILIATES FROM THEIR RELATIONSHIPS WITH THE TRUST.

      The information provided in connection with renewal contained expense data for the Trust and its local competitors as well as data for all single-state tax-free municipal bond funds nationwide, including data for all such front-end sales charge funds of a comparable asset size. The materials also showed the profitability to the Manager and the Sub-Adviser of their services to the Trust.

      The Board compared the expense and fee data with respect to the Trust to similar data about other funds that it found to be relevant. The Board concluded that the expenses of the Trust and the fees paid were similar to and were reasonable as compared to those being paid by single-state tax-free municipal bond funds nationwide and by the Trust's local competitors.

      The Board considered that the foregoing indicated the appropriateness of the costs of the services to the Trust, which was being well managed as indicated by the factors considered previously.

      The Board further concluded that the profitability to the Manager and the Sub-Adviser did not argue against approval of the fees to be paid under the Advisory Agreement or the Sub-Advisory Agreement.

THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE TRUST GROWS.

      Data provided to the Trustees showed that the Trust's average net asset size had trended lower in recent years. The Trustees also noted that the materials indicated that the Trust's fees were already lower than what those of its peers would be at comparable asset levels, including those with breakpoints. Evaluation of this factor indicated to the Board that the Advisory Agreement and the Sub-Advisory Agreement should be renewed without addition of breakpoints at this time.

BENEFITS DERIVED OR TO BE DERIVED BY THE MANAGER AND THE SUB-ADVISER AND THEIR AFFILIATES FROM THEIR RELATIONSHIPS WITH THE TRUST.

      The Board observed that, as is generally true of most fund complexes, the Manager and the Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Trust, were able to spread costs as they would otherwise be unable to do. The Board noted that while that produces efficiencies and increased profitability for the Manager and the Sub-Adviser and their affiliates, it also makes their services available to the Trust at favorable levels of quality and cost which are more advantageous to the Trust than would otherwise have been possible.

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Trust's entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Trust policies, the Manager publicly discloses the complete schedule of the Trust's portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of the Trust's portfolio holding schedule for the most recently completed period by visiting the Trust's website at WWW.AQUILAFUNDS.COM. The Trust also discloses its five largest holdings by value as of the close of the last business day of each calendar month in a posting to its website on the 5th business day following the month end. This information remains on the website until the next such posting. Whenever you wish to see a listing of your Trust's portfolio other than in your shareholder reports, please check our website at WWW.AQUILAFUNDS.COM or call us at 1-800-437-1020.

      The Trust additionally files a complete list of its portfolio holdings with the SEC for the first and third quarter ends of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at WWW.SEC.GOV. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      The Trust does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2009 with respect to which the Trust was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at WWW.SEC.GOV.

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the fiscal year ended September 30, 2009, $16,737,518 of dividends paid by Tax-Free Trust of Oregon, constituting 100% of total dividends paid during fiscal year 2009 were exempt-interest dividends.

      Prior to January 31, 2010, shareholders will be mailed the appropriate tax form(s) which will contain information on the status of distributions paid for the 2009 CALENDAR YEAR.

--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

                            TAX-FREE TRUST OF OREGON

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of the Trust, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Trust.

INFORMATION WE COLLECT. "Non-public personal information" is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Trust's transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

NON-CALIFORNIA RESIDENTS: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

CALIFORNIA RESIDENTS ONLY: In addition, unless you "opt-out" of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                           AQUILA DISTRIBUTORS, INC.
                        AQUILA INVESTMENT MANAGEMENT LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Trust or to you as a shareholder of the Trust.

FOUNDERS
  Lacy B. Herrmann, Chairman Emeritus
  Aquila Management Corporation

MANAGER
  AQUILA INVESTMENT MANAGEMENT LLC
  380 Madison Avenue, Suite 2300
  New York, New York 10017

INVESTMENT SUB-ADVISER
  faf advisOrs, INC.
  555 S.W. Oak Street
  U.S. Bancorp Tower
  Portland, Oregon 97204

BOARD OF TRUSTEES
  James A. Gardner, Chair
  Diana P. Herrmann, Vice Chair
  Gary C. Cornia
  Edmund P. Jensen
  John W. Mitchell
  Ralph R. Shaw
  Nancy Wilgenbusch

OFFICERS
  Diana P. Herrmann, President
  Maryann Bruce, Senior Vice President
  Sally J. Church, Vice President
  Christine L. Neimeth, Vice President
  Robert W. Anderson, Chief Compliance Officer
  Joseph P. DiMaggio, Chief Financial Officer and Treasurer
  Edward M.W. Hines, Secretary

DISTRIBUTOR
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
  PNC GLOBAL INVESTMENT SERVICING
  101 Sabin Street
  Pawtucket, RI 02860

CUSTODIAN
  JPMorgan Chase Bank, N.A.
  1111 Polaris Parkway
  Columbus, OH 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Tait, Weller & Baker LLP
  1818 Market Street, Suite 2400
  Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.



ITEM 2.  CODE OF ETHICS.

(a) As of September 30, 2009 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The
Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $18,900 in 2008 and $19,800 in 2009.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant $3,000 and $3,200 in 2008 and 2009, respectively, for return preparation and tax compliance.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   	Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the fling of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

 (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAX-FREE TRUST OF OREGON


By:  /s/  Diana P. Herrmann
----------------------------------
Vice Chair, President and Trustee

December 3, 2009




By:  /s/  Joseph P. DiMaggio
------------------------------------
Chief Financial Officer
December 3, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
----------------------------------
Diana P. Herrmann
Vice Chair, President and Trustee
December 3, 2009



By:  /s/  Joseph P. DiMaggio
------------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
December 3, 2009



TAX-FREE TRUST OF OREGON

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

 (a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.